UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2011

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

Mühlentalstrasse 2
8200 Schaffhausen
Switzerland
 (Address of principal executive offices)

Registrant’s telephone number, including area code:  +41 52 630 1600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 28, 2011, the Compensation Committee of the Board of Directors of Garmin Ltd. (the “Company”) approved a form of Non-Qualified Stock Option Agreement (the “Form Stock Option Agreement”) to be used for awards of stock options under the Garmin Ltd. 2005 Equity Incentive Plan, as amended and restated on June 27, 2010 (the “Plan”).  The Form Stock Option Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2011, the Compensation Committee of the Board of Directors of the Company approved the Form Stock Option Agreement to be used for awards of stock options under the Plan.  The Form Stock Option Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

On December 28, 2011 (the “Grant Date”), the Company’s Compensation Committee awarded to the following executive officers non-qualified options to purchase the number of Company common shares, par value CHF 10.00 per share, indicated below:

Name	Title	Number of Shares
Clifton Pemble	President and COO	28,220

Kevin Rauckman	CFO and Treasurer	14,110

These stock option awards were made pursuant to the Plan, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.5 to the Company’s Form 8-K filed on June 28, 2010, and pursuant to the Form Stock Option Agreement.  The stock options have an exercise price equal to $39.71, which was the closing price on NASDAQ of the Company’s common shares on the Grant Date.  The stock options vest in five equal annual installments commencing on the first anniversary of the Grant Date, and they expire ten years after the Grant Date.

The description in this Form 8-K of the Form Stock Option Agreement is qualified in its entirety by reference to the copy of the agreement filed herewith as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is furnished herewith.

Exhibit No.	Description
10.1	Form of Non-Qualified Stock Option Agreement pursuant to the Garmin Ltd. 2005 Equity Incentive Plan, as amended and restated on June 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: December 29, 2011	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Non-Qualified Stock Option Agreement pursuant to the Garmin Ltd. 2005 Equity Incentive Plan, as amended and restated on June 27, 2010